Exhibit 99.1

FOR IMMEDIATE RELEASE	Investor and Media Contact: Whitney Finch
July 05, 2011	Director of Investor Relations
813.421.7694
wfinch@walterinvestment.com
WALTER INVESTMENT MANAGEMENT CORP. COMPLETES ACQUISITION OF
GREEN TREE CREDIT SOLUTIONS
(Tampa, Fla.) — Walter Investment Management Corp. (NYSE Amex: WAC) (“Walter Investment” or the “Company”) today announced it has completed its previously announced acquisition of GTCS Holdings LLC (“Green Tree”) transforming Walter Investment into a leading business services company focused on recurring, fee-based revenues generated from an “asset-light” platform.
Green Tree, based in St. Paul, Minnesota, is a leading independent, fee-based business services company which provides high-touch, third-party servicing of credit-sensitive consumer loans. Green Tree brings to Walter Investment a high-growth platform, with long-standing relationships with a diverse, blue chip customer base. Green Tree’s highly successful management team, averaging more than two decades of industry experience, has a proven history of proactive implementation of effective processes to meet the ever changing regulatory landscape.
“We are quite pleased to announce the completion of the acquisition of Green Tree and look forward to pursuing our shared strategic objectives for growing the business and enhancing long-term shareholder value,” said Mark J. O’Brien, Walter Investment’s Chairman and Chief Executive Officer, “It is apparent that we are at the beginning of a secular transformation in the mortgage services sector, and with the addition of Green Tree’s business services capabilities, we believe that the Company is uniquely positioned to execute on opportunities from this transformation and capture a significant share of this growing specialty services sector.”
“Green Tree has consistently demonstrated its ability to access new business in this sector and create significant growth opportunities,” continued Mr. O’Brien, “We are pleased with Green Tree’s great progress toward profitable growth of its servicing portfolio, which is ahead of our expectations, and we eagerly anticipate the opportunity to further enhance the values of our customers’ residential mortgage assets and leverage available opportunities for all of our stakeholders.”
“Walter Investment, with its more than 50 year history of strong performance, enables us to provide our customers with additional services and solutions, creating an even more robust business solutions provider operating within a larger and stronger capital base,” said Keith Anderson, Chief Executive Officer of Green Tree. “We are already taking advantage of becoming part of Walter Investment and developing plans to enhance our business services offerings.”
As a result of this acquisition, Walter Investment will no longer qualify as a real estate investment trust (“REIT’).
About Walter Investment Management Corp.
Walter Investment Management Corp. is an asset manager, mortgage servicer and mortgage portfolio owner specializing in less-than-prime, non-conforming and other credit-challenged mortgage assets. Based in Tampa, Fla., the Company services a diverse $38 billion loan portfolio consisting of over 770,000 loans and employs approximately 2,240 people. For more information about Walter Investment Management Corp., please visit the Company’s website at www.walterinvestment.com.

Safe Harbor Statement
Certain statements in this release and in any of Walter Investment Management Corp.’s public documents referred to herein, contain or incorporate by reference “forward-looking” statements as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Walter Investment Management Corp. is including this cautionary statement to make applicable and take advantage of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements that are not historical fact are forward-looking statements. Words such as “expect,” “believe,” “anticipate,” “project,” “estimate,” “forecast,” “objective,” “plan,” “goal,” “apparent” and similar expressions, and the opposites of such words and expressions are intended to identify forward-looking statements. Forward-looking statements are based on the Company’s current beliefs, intentions and expectations; however, forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause actual results, performance or achievements, to differ materially from those reflected in the statements made or incorporated in this release. Thus, these forward-looking statements are not guarantees of future performance and should not be relied upon as predictions of future events. The risks and uncertainties referred to above include, but are not limited to, the occurrence of anticipated growth of the specialty servicing sector; future economic and business conditions; the effects of competition from a variety of local, regional, national and other mortgage servicers and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2010 filed with the SEC on March 8, 2011.
All forward-looking statements set forth herein are qualified by this cautionary statement and are made only as of July 5, 2011. The Company undertakes no obligation to update or revise the information contained herein, including without limitation, any forward-looking statements, whether as a result of new information, subsequent events or circumstances, or otherwise, unless otherwise required by law.